UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2010
AmerisourceBergen Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-16671	23-3079390

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Morris Drive Chesterbrook, PA	19087

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (610) 727-7000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On March 4, 2010, the Board of Directors (the “Board”) of AmerisourceBergen Corporation (the “Company”) unanimously approved amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”). The principal amendments to the Bylaws are summarized as follows:
(1) Section 2.03 (“Notice and Business of Meetings”) was amended for purposes of making the following changes to the advance notice bylaw provisions: (i) to change the deadline for providing notice to the Secretary of the Company of a stockholder’s intent to bring business or to nominate a person for election as a director at an annual meeting of stockholders from not less than sixty (60) days nor more than ninety (90) days prior to the anniversary of the preceding year’s annual meeting to not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary of the preceding year’s annual meeting; (ii) to require additional information in any such notice, including, among other things, disclosure of any derivative positions held beneficially or of record by such stockholder in the Company’s securities and whether and the extent to which any hedging or other transactions or series of transactions has been entered into by or on behalf of the stockholder, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power of the stockholder with respect to the Company’s securities; (iii) to require a representation from the stockholder providing any such notice regarding whether the stockholder intends to solicit proxies in support of the proposal or nomination; and (iv) to require, by written notice provided within ten (10) days after the record date, any information required by the applicable advance notice provisions to be supplemented to speak as of the record date for the annual meeting of stockholders.
(2) Section 2.09(b) (“Election of Directors”) was amended to change the date on which a stockholder may withdraw a proposed nominee for director, which may have the effect of changing the voting standard applicable to the election of directors. Under Section 2.09(b) of the Bylaws, the nomination of a person for election as a director by a stockholder in compliance with all of the applicable requirements of the Bylaws has the effect of changing the voting standard applicable to the election of directors at a meeting of the stockholders from a majority vote standard to a plurality vote standard unless all stockholder nominations for directors are withdrawn on or prior to the tenth day preceding the mailing date of Company’s notice of the meeting.
(3) Section 3.13 (“Removal of Directors”) and Section 9.01 (“Amendments”) were amended to replace all supermajority vote requirements with a majority vote requirement.
(4) Section 2.03 (“Notice and Business of Meetings”), Section 3.07 (“Special Meetings; Notice and Waiver of Notice”), and Section 4.03 (“Meetings; Notice and Waiver of Notice”) were amended to allow for electronic transmission of notices of meetings of the stockholders, special meetings of the Board and special meetings of committees of the Board, in accordance with Delaware General Corporation Law Section 232.

(5) Section 3.11 (“Action Without a Meeting”) was amended in accordance with Delaware General Corporation Law Section 141(f) to allow the Board to act without a meeting by consent using electronic technology in addition to acting by consent in writing as previously authorized.
The amendments to the Bylaws are effective as of March 4, 2010.
As a result of the amendments to the advance notice provisions of the Bylaws, for proposals other than those governed by Rule 14a-8 of the Securities Exchange Act of 1934, the Company must receive notice of a stockholder’s intent to bring business or to nominate a person for election as a director at the 2011 Annual Meeting of Stockholders no earlier than November 3, 2010 and no later than December 3, 2010.
The foregoing description of the amendments to the Bylaws set forth in Item 5.03 of this report is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws filed as Exhibit 3.2 to this report and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Stockholders of the Company held on March 4, 2010, the items listed below were submitted to a vote of the stockholders through the solicitation of proxies. The proposals are described in the Company’s Proxy Statement for the 2010 Annual Meeting of Stockholders. Each of the items was approved by the stockholders pursuant to the voting results set forth below.
Item 1 — Election of Three Directors to Class III.
The following individuals were elected as directors to serve until the 2013 Annual Meeting of Stockholders and until his successor is duly elected and qualified. The voting results were as follows:

Nominees	For	Against	Abstain	Broker Non-Vote
Richard W. Gochnauer	228,136,111	2,349,654	209,501	18,312,327
Edward E. Hagenlocker	224,514,529	6,008,777	171,960	18,312,327
Henry W. McGee	228,086,104	2,403,388	205,774	18,312,327
Item 2 — Approval of the Amendment and Restatement of AmerisourceBergen Corporation’s Amended and Restated Certificate of Incorporation to Replace all Supermajority Vote Requirements with a Majority Vote Requirement.
The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
248,393,063	322,879	291,651	0

Item 3 — Ratification of Appointment of Ernst & Young LLP as Company’s Independent Registered Public Accounting Firm for Fiscal Year 2010.
The voting results were as follows:

For	Against	Abstain	Broker Non-Vote
243,100,834	5,688,863	217,896	0
Item 8.01. Other Events.
In a news release, dated March 4, 2010, the Company announced the results of its 2010 Annual Meeting of Stockholders including the election of three directors, the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation and the ratification of the appointment of Ernst & Young as the Company’s independent public accounting firm for fiscal year 2010.
In addition, the Company reaffirmed its guidance for diluted earnings per share from continuing operations for fiscal year 2010 to be in a range of $1.89 to $1.98. The Company continues to expect revenue growth of between 7 percent and 8 percent, operating margin expansion in the low to mid single digit basis point range, free cash flow in the range of $500 million to $575 million, which includes capital expenditures in the $140 million range, and the expected repurchase of approximately $350 million of Company’s common shares in fiscal year 2010. A copy of the news release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 3.2.	Amended and Restated Bylaws of AmerisourceBergen Corporation, as amended and restated as of March 4, 2010.

Exhibit 99.1	News Release, dated March 4, 2010, regarding AmerisourceBergen Corporation’s 2010 Annual Meeting Stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION
Date: March 9, 2010	By:	/s/ Michael D. DiCandilo
		Name:	Michael D. DiCandilo
		Title:	Executive Vice President and Chief Financial Officer